ASCEND ACQUISITION CORP.

Subscription Agreement

INSTRUCTIONS

IMPORTANT:  PLEASE READ CAREFULLY BEFORE SIGNING.  SIGNIFICANT OBLIGATIONS AND REPRESENTATIONS ARE CONTAINED IN THIS DOCUMENT.

Steps For All Investors

1.           Fill in your name and subscription amount on Page 3.

Additional Steps for Individual Investors

1.           Complete the requested information on Page 7.
2.           Sign Page 9.

Additional Steps for Entity Investors

1.           Complete the requested information on Page 8.
2.           Sign Page 9.
3.           If applicable, complete the information on Page 10 and please sign as indicated thereon.

PLEASE DELIVER TWO EXECUTED COPIES OF THE SUBSCRIPTION AGREEMENT TO:

ASCEND ACQUISITION CORP.
c/o Graubard Miller
405 Lexington Avenue
New York, New York 10174
Attention: Jeffrey M. Gallant, Esq.
Telephone: 212-818-8638
Facsimile: 212-818-8881

THE SUBSCRIPTION PAYMENT MUST BE WIRED AS FOLLOWS:

Wire your funds to the following account, maintained by Ascend Acquisition Corp.:

When you wire your funds, please notify Jeffrey M. Gallant at 212-818-8638. Any questions you may have concerning these documents or the payment of your subscription amount should be directed to Jeffrey M. Gallant.

Print Name of Investor:_________________________

SUBSCRIPTION AGREEMENT

This Subscription Agreement (“Subscription Agreement”) is being used by Ascend Acquisition Corp., a Delaware corporation (the “Company”), for a private placement (the “Offering”) of shares of common stock, par value $0.0001 per share (the “Shares”) on the terms contained in this Subscription Agreement.

The above-named Investor hereby agrees as follows:

1.           Subscription for Securities.  Investor hereby subscribes for and agrees to purchase $_________ of Shares of the Company at a purchase price of $0.20 per share, subject to the terms and conditions set forth in this Subscription Agreement.

2.           Offering and Offering Period.  The Shares are being offered in a private placement in accordance with the terms set forth in this Subscription Agreement.  There is no minimum amount that needs to be subscribed for in order for the Company to hold a Closing (defined below).  Investor could be the only subscriber for Shares in the Offering.

3.           Investor Delivery of Documents and Payment.  Investor has tendered to the Company two (2) completed and manually executed copies of this Subscription Agreement.  Simultaneously with submitting this Subscription Agreement, the Investor is wiring the subscription amount in accordance with the directions on the cover sheet.

4.           Acceptance or Rejection of Subscription; Return of Unapplied Funds.  The Company has the right to reject this subscription, in whole or in part, for any reason and at any time prior to a Closing.  In the event of the rejection of this subscription, my subscription payment will be promptly returned to me without interest or deduction and this Subscription Agreement shall have no force or effect.  The Shares subscribed for herein will not be deemed issued to or owned by the Investor until one copy of this Subscription Agreement has been executed by the Investor and countersigned by the Company and the Closing (defined below) with respect to the Investor’s subscription has occurred.

5.           Closing and Delivery of Securities.  The closing (“Closing”) on an Investor’s investment may occur at any time, as determined by the Company, together with, or separate from, investments by other Investors, if there are any.  The Company may accept this Subscription Agreement and have a Closing for all or any portion of the Shares subscribed for by executing a copy hereof as provided and notifying Investor of such acceptance.

6.           Offering to Accredited Investors.  The Offering is limited to “accredited investors” as defined in Section 2(15) of the Securities Act of 1933, as amended (“Securities Act”), and Rule 501(a) promulgated thereunder, and is being made without registration under the Securities Act in reliance upon the exemptions contained in Section 4(2) of the Securities Act and applicable state securities laws.

7.           Investor Representations and Warranties.

7.1.           Accredited Investor Status.   Investor is an accredited investor within the meaning of Section 2(15) of the Securities Act and Rule 501 promulgated thereunder.

7.2.         No Right to Terminate.  Investor is aware that Investor is not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith will survive an individual Investor’s death or disability.  In order to induce the Company to issue and sell Shares to Investor, Investor represents and warrants that the information relating to Investor stated herein is true and complete as of the date hereof and will be true and complete as of the date or dates on which Investor’s purchase of Shares becomes effective.  If, prior to the final consummation of the offer and sale of the Shares, there should be any change in such information or any of such information becomes incorrect or incomplete, Investor agrees to notify the Company and supply the Company promptly with corrective information.

7.3.         Information About the Company and the Shares.

(a)           The Company has made available to Investor a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 (together the “Disclosure Documents”).  Investor has read the Disclosure Documents, including the “Risk Factors” set forth in the Form 10-K, together with this Subscription Agreement, and fully understands the information set forth therein and herein.  Investor has been given access to full and complete information regarding the Company as Investor has requested and has utilized such access to Investor’s satisfaction for the purpose of verifying the information included herein and therein, and Investor has either met with or been given reasonable opportunity to meet with the officers of the Company for the purpose of asking reasonable questions of such officers concerning the terms and conditions of the Offering and the business of the Company and all such questions have been answered to Investor’s full satisfaction.  Investor has also been given an opportunity to obtain any additional relevant information to the extent reasonably available to the Company.  After reading of such information and materials, Investor understands that there is no assurance as to the future performance of the Company and the Shares.

(b)           Investor has received no representation or warranty from the Company or any of its officers, directors, equity holders, employees or agents in respect of Investor’s investment in the Shares.  Investor is not participating in the Offering as a result of or subsequent to:  (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

7.4.         Speculative Investment.  Investor is aware that the Shares are a speculative investment that involve a high degree of risk and Investor may suffer the total loss of its investment.  Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and have obtained, in Investor’s judgment, sufficient information to evaluate the merits and risks of an investment in the Shares.  Investor has not utilized any person as its purchaser representative (as defined in Regulation D) in connection with evaluating such merits and risks and has relied solely upon its own investigation in making a decision to invest in the Shares.  Investor has been urged to seek independent advice from its professional advisors relating to the suitability of an investment in the Shares in view of its overall financial needs and with respect to the legal and tax implications of such investment.  Investor believes that the investment in the Shares is suitable for it based upon its investment objectives and financial needs, and Investor has adequate means for providing for its current financial needs and contingencies and has no need for liquidity with respect to its investment in the Shares.  The investment in the Shares does not constitute a significant portion of Investor’s investment portfolio.

7.5.         Restrictions on Transfer; Registration Right.

(a)           Investor understands that (i) the Shares have not been registered under the Securities Act or the securities laws of certain states in reliance on specific exemptions from registration and (ii) the Shares cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states, or an exemption from such registration is available.  Each certificate representing the Shares will bear a restrictive legend relating to such restrictions.  In addition, Investor understands that (x) no securities administrator of any state or the federal government has recommended or endorsed the Offering or made any finding or determination relating to the fairness of an investment in the Shares and (y) the Company is relying on Investor’s representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws.

(b)           Promptly after consummation by the Company of a merger, stock exchange, asset acquisition or other form of business combination, it shall file a registration statement covering the resale by Investor of the Shares it is purchasing hereunder and use its best efforts to have such registration statement declared effective by the Securities and Exchange Commission as soon as possible.

7.6.           Investment Representation.  Investor is purchasing the Shares for its own account for investment and not with a view to, or for sale in connection with, any subsequent distribution of the securities, nor with any present intention of selling or otherwise disposing of all or any part of the Shares in violation of the Federal securities laws.  Investor understands that, although there is a public market for the Shares, there is no assurance that such market will continue in the future.

7.7.           Entity Authority.  If Investor is a corporation, partnership, company, trust, employee benefit plan, individual retirement account, Keogh plan or other tax-exempt entity, it is authorized and qualified to become an investor in the Shares and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

7.8.           No Offer Until Determination of Suitability.  Investor acknowledges that any delivery to Investor of the documents relating to the Offering prior to the determination by the Company of Investor’s suitability will not constitute an offer of the Shares until such determination of suitability is made.

7.9.           Subsequent Issuances.  Investor understands that the Company may in the future sell securities with more favorable terms than those that are offered to the Investor hereby, including possibly at a lower price.  The Company is under no obligation to subsequently offer to Investor those more favorable terms.

7.10.           For Florida Residents.  The Shares have not been registered under the Securities Act, or the Florida Securities and Investor Protection Act (“Florida Securities Act”), by reason of specific exemptions thereunder relating to the limited availability of the offering.  The Shares cannot be sold, transferred or otherwise disposed of to any person or entity unless subsequently registered under the Securities Act or the Florida Securities Act, if such registration is required.  Pursuant to Section 517.061(11) of the Florida Securities Act, when sales are made to five (5) or more persons in Florida, any sale made pursuant to Subsection 517.061(11) of the Florida Securities Act will be voidable by such Florida purchaser either within three (3) days after the first tender of consideration is made by the purchaser to the issuer, an agent of the issuer, or an escrow agent, or within three (3) days after the availability of the privilege is communicated to such purchaser, whichever occurs later.  In addition, as required by Section 517.061(11)(a)(3) of the Florida Securities Act and by Rule 69W-500.005(5)(a) thereunder, if Investor is a Florida resident Investor may have, at the offices of the Company, at any reasonable hour, after reasonable notice, access to the materials set forth in such Rule that the Company can obtain without unreasonable effort or expense.

8.           Indemnification.  Investor hereby agrees to indemnify and hold harmless the Company, its officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person or whether incurred by the indemnified party in any action or proceeding between the indemnitor and  indemnified party or between the indemnified party and any third party) to which any such indemnified party may become subject, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by Investor and contained herein or (b) arise out of or are based upon any breach by Investor of any representation, warranty or agreement made by Investor contained herein

9.           Severability; Remedies.  In the event any part or parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement are nevertheless binding with the same effect as though the void part or parts were deleted.

10.           Governing Law.  This Agreement shall be governed by and construed in accordance with the law of the State of Delaware regardless of the law that might otherwise govern under applicable principles of conflicts of law thereof.

11.           Counterparts.  This Subscription Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.  The execution of this Subscription Agreement may be by actual or facsimile signature.

12.           Benefit.  Except as otherwise set forth herein, this Subscription Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and assigns.

13.           Notices.  All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) must be in writing, and is sufficiently given if delivered to the addressees in person, by overnight courier service, facsimile, electronic transmission (including via email) or, if mailed, postage prepaid, by certified mail (return receipt requested), and will be effective three days after being placed in the mail if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy or other electronic transmission (including via email), in each case addressed to a party.  All communications to Investor should be sent to Investor’s address on the signature page hereto.  All future communications to the Company should be sent to:

ASCEND ACQUISITION CORP.
970 West Broadway, PMB 402
P.O. Box 30000
Jackson, WY 83002
Attention: Jonathan J. Ledecky
Telephone: 307-734-2645
Email: jledecky@aol.com

14.           Oral Evidence.  This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.  This Subscription Agreement may not be changed, waived, discharged, or terminated orally, but rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

15.           Paragraph Headings.  Paragraph headings herein have been inserted for reference only and will not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

16.           Survival of Representations, Warranties and Agreements.  The representations, warranties and agreements contained herein will survive the delivery of, and the payment for, the Shares.

[QUESTIONNAIRES AND SIGNATURE PAGES FOLLOW]
INDIVIDUAL and JOINT INVESTORS – Complete All Information
Additional information may be requested

Investor’s Name:

Date of Birth:	SSN/Tax ID:

Co-Investor Name:

Date of Birth:	SSN/Tax ID:

Home Street Address:

City:	State:	Zip Code:

Mailing Street Address:

City:	State:	Zip Code:

Work Phone:	Home Phone:

E-Mail Address:

ENTITY INFORMATION – Complete All Information

Entity Name:

Tax ID:	State of Formation:

Company Street Address:

City:	State:	Zip Code:

Primary Contact:	Title:

Telephone Number:	Fax Number:

Email Address:

SIGNATURE PAGE

I/We am(are) affirming that all the information contained herein is true and correct to the best of my/our knowledge and belief, including the attached schedule. If I am signing on behalf of an entity or trust I represent I have the authority to make investment decisions for the entity. I also understand that a background/credit check maybe conducted for the purposes of detecting and deterring money laundering.

Signature	Date

Print Name

Title (if applicable)

Signature	Date

Print Name

Title (if applicable)

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.

ASCEND ACQUISITION CORP.

Name	Title:

Date

Additional Information

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